Financial Investors Trust

U.S. Treasury Money Market Fund

SUPPLEMENT DATED MARCH 30, 2009 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2008

As previously disclosed to shareholders, on January 14, 2009, the Board of Trustees of the Financial Investors Trust authorized an orderly liquidation of the U.S. Treasury Money Market Fund (the “Fund”), subject to shareholder approval.

Effective January 14, 2009, the Fund was closed to new investors in preparation for the liquidation.

As of March 27, 2009, no shareholders remain in the Fund, and the Fund has ceased operations.